EXHIBIT 10.12.2

                          AMENDMENT NO. 4


        This Amendment No. 4 dated as of September 2, 1999
   ("Amendment") is by Union Bank of California, N.A. and Den norske Bank ASA (collectively, the "Banks") in favor of RAM
   Energy, Inc., a Delaware corporation ("Borrower").

                           INTRODUCTION

        A. The Borrower, the Banks and Union Bank of California, N.A., as agent for the Banks (the "Agent"), have entered into the Second Amended and Restated Credit Agreement dated as of February 3, 1998, as amended by Amendment No. 1 and Waiver dated as of August 17, 1998, Amendment No. 2 and Waiver dated as of March 31, 1999, and Amendment No. 3 and Consent and Waiver dated as of August 12, 1999 (the "Credit Agreement").

        B. The Borrower has requested that the Banks amend certain provisions of the Credit Agreement.

        THEREFORE, the Agent, the Borrower and the Banks hereby agree as follows:

        Section 1.     Definitions; References.  Unless
   otherwise defined in this Amendment, each term used in this Amendment which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

        Section 2.  Amendments.  In Section 1.01 of the Credit
   Agreement, the definition of "Working Capital Deficit" is amended in its entirety as follows:

             "Working Capital Deficit" means the amount by which (a) the consolidated current liabilities of the Borrower and the Guarantors (excluding the current portion of the Credit Obligations but including all accrued interest) exceeds (b) the consolidated current assets of the Borrower and the Guarantors.

        Section 3. Effectiveness. This Amendment shall become effective upon the date first set forth above when the Agent shall have received from the Borrower duly and validly executed originals of this Amendment and shall apply to the fiscal quarter ended June 30, 1999 and thereafter.

        Section 4. Representations and Warranties. The Borrower represents and warrants that (a) the Liens under the Security Documents are valid and subsisting and secure the Borrower's obligations under the Credit Agreement, (b) the representations and warranties of the Borrower contained in the Credit Documents are true and correct as of the date hereof, except as otherwise previously disclosed to the Agent, and (c) after giving effect to this Amendment, no Default has occurred and is continuing as of the date hereof.

        Section 5.     Choice of Law.   This Amendment shall be
   governed by and construed and enforced in accordance with the laws of the State of Texas.

        Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

        This written agreement and the Credit Documents, as defined in the Credit Agreement, represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

        There are no unwritten oral agreements between the parties.

        EXECUTED as of the date first set forth above.


                                  UNION BANK OF CALIFORNIA, N.A.


                                 By:  CARL STUTZMAN
                                      Carl Stutzman
                                      Senior Vice President and Manager


                                 By:  DUSTIN GASPARI
                                      Dustin Gaspari
                                      Assistant Vice President

                                 DEN NORSKE BANK ASA


                                 By:    CHARLES E. HALL
                                 Name:  Charles E. Hall
                                 Title: Senior Vice President


                                 By:    ALFRED C. JONES
                                 Name:  Alfred C. Jones
                                 Title: Senior Vice President



   Acknowledged and accepted this
   2nd day of September, 1999.


   RAM ENERGY, INC.


   By:  LARRY E. LEE
        Larry E. Lee
        President